EXHIBIT 10.2
                                                                    ------------

                     INNOVATIVE DRUG DELIVERY SYSTEMS, INC.
                             SUBSCRIPTION AGREEMENT

INNOVATIVE DRUG DELIVERY SYSTEMS, INC.
130 West 42nd Street
New York, New York  10036
Attention: Fred H. Mermelstein, Ph.D.

Ladies and Gentlemen:

          1. SUBSCRIPTION. The undersigned (the "Purchaser"), intending to be legally bound, hereby agrees to purchase from Innovative Drug Delivery Systems, Inc. (the "Company") shares (the "Shares") of the Company's Common Stock, par value $0.001 per share (the "Common Stock") in the amount set forth on the signature page hereof. The minimum subscription for Shares shall be $100,000, however the Company may, in its discretion, accept less than the minimum subscription amount. This subscription is submitted to you in accordance with and subject to the terms and conditions described in this Subscription Agreement (the "Agreement") and the Private Placement Memorandum of the Company, dated November 18, 2004, as amended or supplemented from time to time, including all attachments, schedules and exhibits thereto (the "Memorandum"), relating to the offering (the "Offering") by the Company of a minimum of $15,000,000 (the "Minimum Amount") and a maximum of $25,000,000 (the "Maximum Amount") in aggregate purchase price of Shares. The purchase price per Share shall be equal to $3.00. All funds received in connection with subscriptions for Shares will be deposited in a separate escrow account (the "Escrow Account") held by Independence Community Bank (the "Escrow Agent") pursuant to the terms hereof and of that certain escrow agreement by and among the Company, Rodman & Renshaw, LLC and the Escrow Agent (the "Escrow Agreement").

     The terms of the Offering are more completely described in the Memorandum and such terms are incorporated herein in their entirety. Certain terms used but not otherwise defined herein shall have the respective meanings provided in the Memorandum and in Section 7 herein.

          2. CLOSING, DELIVERABLES AND ESCROW.

             (a) Closing. On the Closing Date, each Purchaser shall purchase from the Company, severally and not jointly with the other Purchasers, and the Company shall issue and sell to each Purchaser shares of Common Stock with an aggregate Per Share Purchase Price equal to such Purchaser's Subscription Amount. The aggregate Subscription Amounts for Shares sold hereunder shall be up to the Maximum Amount. Upon satisfaction of the conditions set forth in this
Section 2, the Closing shall occur at the offices of Thelen Reid & Priest LLP or such other location as the parties shall mutually agree.

             (b) Deliveries.

               (1) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser the following:

                    i.   this Agreement duly executed by the Company;

                    ii. a certificate evidencing a number of shares of Common Stock equal to such Purchaser's Subscription Amount divided by the Per Share Purchase Price, registered in the name of such Purchaser;

                    iii. the Registration Rights Agreement duly executed by the
                         Company; and

                    iv.  a legal opinion of Company Counsel.

               (2) On or prior to the Closing Date, each Purchaser shall deliver or cause to be delivered to the Company the following:

                    i.   this Agreement duly executed by such Purchaser;

                    ii. such Purchaser's Subscription Amount by wire transfer to the account of the Escrow Agent; and

                    iii. the Registration Rights Agreement duly executed by such
                         Purchaser.

          (c)  Closing Conditions.

               (1) The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

                    i. all obligations, covenants and agreements of the Purchasers required to be performed at or prior to the Closing Date shall have been performed; and

                    ii. the delivery by the Purchasers of the items set forth in Section 2(b)(2) of this Agreement.

               (2) The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

                    i. the accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained herein;

                    ii. all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

                    iii. the delivery by the Company of the items set forth in
                         Section 2(b)(1) of this Agreement; and

                    iv. there shall have been no Material Adverse Effect with respect to the Company since the date hereof.


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            3. ACCEPTANCE OF SUBSCRIPTION. The Purchaser understands and agrees that the Company reserves the right to accept or reject this or any other subscription for Shares, in whole or in part, and in any order, notwithstanding prior receipt by the Purchaser of notice of acceptance of this subscription. The Company shall have no obligation hereunder until the Company shall execute and deliver to the Purchaser an executed copy of this Subscription Agreement. If this subscription is rejected in whole or the Offering is terminated or the Minimum Amount is not raised, all funds received from the Purchaser will be returned without interest, penalty, expense or deduction, and this Subscription Agreement and all other documents executed by the Purchasers shall thereafter be of no further force or effect. If this subscription is rejected in part, and in any order, the funds for the rejected portion of this subscription will be returned without interest, penalty, expense or deduction, and this Subscription Agreement will continue in full force and effect with respect to the part of the subscription that was accepted.

            4. PURCHASER REPRESENTATIONS AND WARRANTIES. The Purchaser hereby represents, warrants, acknowledges and agrees as follows:

               (a) The Shares are not registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws. The Purchaser understands that the offering and sale of the Shares is intended to be exempt from registration under the Securities Act, by virtue of Section 4(2) thereof and the provisions of Regulation D promulgated thereunder, based, in part, upon the representations, warranties and agreements of the Purchaser contained in this Subscription Agreement.

               (b) The Purchaser has received the Memorandum and all other documents requested by the Purchaser, has carefully reviewed them and understands the information contained therein, and the Purchaser, prior to the execution of this Subscription Agreement, has had access to the same kind of information which would be available in a registration statement filed by the Company under the Securities Act.

               (c) Neither the Securities and Exchange Commission nor any state securities commission has approved the Shares, or passed upon or endorsed the merits of the Offering or confirmed the accuracy or determined the adequacy of the Memorandum. The Memorandum has not been reviewed by any Federal, state or other regulatory authority.

               (d) All documents, records and books pertaining to the investment in the Shares (including, without limitation, the Transaction Documents) have been made available for inspection by the Purchaser and his representatives. Purchaser hereby acknowledges that all such information is confidential and Purchaser shall not disclose any such confidential information to any third party other than as set forth herein.

               (e) The Purchaser has had a reasonable opportunity to ask questions of and receive answers from a person or persons acting on behalf of the Company concerning the offering of the Shares and the business, financial condition, results of operations and prospects of the Company, and all such questions have been answered to the full satisfaction of the Purchaser.

               (f) In evaluating the suitability of an investment in the Company, the Purchaser has not relied upon any representation or other information (oral or written) other than as stated in the Memorandum.

               (g) The Purchaser is unaware of, is in no way relying on, and did not become aware of the offering of the Shares through or as a result of, any form of general solicitation or general advertising including, without


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limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Shares and is not subscribing for Shares and did not become aware of the offering of the Shares through or as a result of any seminar or meeting to which the Purchaser was invited by, or any solicitation of a subscription by, a person not previously known to the Purchaser in connection with investments in Shares generally.

               (h) The Purchaser has taken no action which would give rise to any claim by any person for brokerage commissions, finders' fees or the like relating to this Subscription Agreement or the transactions contemplated hereby other than the fees described in the Memorandum.

               (i) The Purchaser has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities similar to the Shares, so as to enable the Purchaser to utilize the information made available to him in connection with the Offering of the Shares to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto.

               (j) The Purchaser is not relying on the Company or any of its employees, officers or agents with respect to the legal, tax, economic and related considerations as to an investment in the Shares, and the Purchaser has relied on the advice of, or has consulted with, only his own advisors.

               (k) The Purchaser is acquiring the Shares solely for the Purchaser's own account for investment and not with a view to resale, assignment or distribution thereof, in whole or in part. The Purchaser has no agreement or arrangement, formal or informal, with any person to sell or transfer all or any part of the Shares, and the Purchaser has no plans to enter into any such agreement or arrangement.

               (l) The Purchaser must bear the substantial economic risks of the investment in the Shares indefinitely because none of the Shares may be sold, hypothecated or otherwise disposed of unless subsequently registered under the Securities Act and applicable state securities laws or an exemption from such registration is available. Subject to the terms hereunder, legends shall be placed on the Shares to the effect that they have not been registered under the Securities Act or applicable state securities laws and appropriate notations thereof will be made in the Company's stock books. Stop transfer instructions will be placed with the transfer agent of the Shares. Although the Company has the obligation to register for resale the Shares (see the Registration Rights Agreement), there can be no assurance that such registration will be completed within the time frames required by the Company, or at all. It is not anticipated that there will be any active market for resale of the Shares, and such shares will not be freely transferable at any time in the foreseeable future, until the registration statement filed pursuant to the Registration Rights Agreement is declared effective.

               (m) The Purchaser has adequate means of providing for his current financial needs and foreseeable contingencies and has no need for liquidity of the investment in the Shares for an indefinite period of time.

               (n) The Purchaser is aware that an investment in the Shares involves a number of very significant risks and has carefully read and considered the matters set forth under the caption "Risk Factors" in the Memorandum.

               (o) The Purchaser meets the requirements of at least one of the suitability standards for an "accredited investor" as set forth on the Accredited Investor Certification contained herein.



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


               (p) The Purchaser: (i) if a natural person, represents that the Purchaser has reached the age of 21 and has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, limited liability company or partnership, association, joint stock company, trust, unincorporated organization or other entity, (A) such entity was not formed for the specific purpose of acquiring the Shares, (B) such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, (C) the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, (D) such entity has full power and authority to execute and deliver this Subscription Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Shares constituting the Shares,
(E) the execution and delivery of this Subscription Agreement has been duly authorized by all necessary action, and (F) this Subscription Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; and (iii) if executing this Subscription Agreement in a representative or fiduciary capacity, such representative has full power and authority to execute and deliver this Subscription Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, limited liability company or limited liability partnership, or other entity for whom such representative is executing this Subscription Agreement, and such individual, ward, partnership, trust, estate, corporation, limited liability company or partnership, or other entity has full right and power to perform this Subscription Agreement and make an investment in the Company, and that this Subscription Agreement constitutes a legal, valid and binding obligation of such Purchaser. The execution and delivery of this Subscription Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Purchaser is a party or by which it is bound.

               (q) The Purchaser had the opportunity to obtain any additional information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Memorandum and all documents received or reviewed in connection with the purchase of the Shares and the opportunity to have representatives of the Company provide it with such additional information regarding the terms and conditions of this particular investment and the financial condition, results of operations, business and prospects of the Company deemed relevant by the Purchaser and all such requested information, to the extent the Company had such information in its possession or could acquire it without unreasonable effort or expense, has been provided to Purchaser to its full satisfaction

               (r) The Purchaser represents to the Company that any information which the undersigned has heretofore furnished or furnishes herewith to the Company is complete and accurate and may be relied upon by the Company in determining the availability of an exemption from registration under Federal and state securities laws in connection with the offering of Shares as described in the Memorandum. The Purchaser further represents and warrants that he will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company's issuance of the Shares.

               (s) The Purchaser has a sufficient net worth to sustain a loss of his entire investment in the Company in the event such a loss should occur. The Purchaser's overall commitment to investments which are not readily marketable is not excessive in view of his net worth and financial circumstances and the purchase of the Shares will not cause such commitment to become excessive. The investment is a suitable one for the Purchaser.


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


               (t) No oral or written representations have been made, or oral or written information furnished, to the Purchaser in connection with the offering of the Shares or as to the Company, which are in any way inconsistent with the information contained in the Memorandum.

               (u) THE SHARES OFFERED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF CERTAIN STATES AND ARE BEING OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SAID ACT AND SUCH LAWS. THE SHARES ARE SUBJECT TO RESTRICTIONS ON TRANSFERABILITY AND RESALE AND MAY NOT BE TRANSFERRED OR RESOLD EXCEPT AS PERMITTED UNDER THE SECURITIES ACT OF 1933 AS AMENDED AND SUCH LAWS PURSUANT TO REGISTRATION OR EXEMPTION THEREFROM. ALTHOUGH THE COMPANY HAS AN OBLIGATION TO REGISTER THE SHARES FOR RESALE, THERE CAN BE NO ASSURANCE THAT SUCH REGISTRATION WILL BE COMPLETED WITHIN THE TIME FRAMES REQUIRED, OR AT ALL. THE SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, ANY STATE SECURITIES COMMISSION OR ANY OTHER REGULATORY AUTHORITY, NOR HAVE ANY OF THE FOREGOING AUTHORITIES PASSED UPON OR ENDORSED THE MERITS OF THIS OFFERING OR THE ACCURACY OR ADEQUACY OF THE MEMORANDUM. ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL.

               (v) (FOR ERISA PLANS ONLY) The fiduciary of the ERISA plan represents that such fiduciary has been informed of and understands the Company's investment objectives, policies and strategies, and that the decision to invest "plan assets" (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Purchaser fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Purchaser fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

               (w) THE PURCHASER SHOULD CHECK THE OFFICE OF FOREIGN ASSETS CONTROL ("OFAC") WEBSITE AT HTTP://WWW.TREAS.GOV/OFAC BEFORE MAKING THE FOLLOWING REPRESENTATIONS. The Purchaser represents that the amounts invested by him in the Company in the Offering were not and are not directly or indirectly derived from activities that contravene federal, state or international laws and regulations, including anti-money laundering laws and regulations. Federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the "OFAC Programs") prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

               (x) To the best of the Purchaser's knowledge, none of: (1) the Purchaser, (2) any person controlling or controlled by the Purchaser, (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser, or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a person or entity prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a


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1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.


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


prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Purchaser agrees to promptly notify the Company should the Purchaser become aware of any change in the information set forth in these representations. The Purchaser understands and acknowledges that, by law, the Company may be obligated to "freeze the account" of the Purchaser, either by prohibiting additional subscriptions from the Purchaser, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations. The Purchaser further acknowledges that the Company may, by written notice to the Purchaser, suspend the redemption rights, if any, of the Purchaser if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any of the Company's other service providers. These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

               (y) To the best of the Purchaser's knowledge, none of: (1) the Purchaser, (2) any person controlling or controlled by the Purchaser, (3) if the Purchaser is a privately-held entity, any person having a beneficial interest in the Purchaser, or (4) any person for whom the Purchaser is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

               (z) If the Purchaser is affiliated with a non-U.S. banking institution (a "Foreign Bank"), or if the Purchaser receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Purchaser represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities, (2) the Foreign Bank maintains operating records related to its banking activities, (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities, and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

            5. COMPANY REPRESENTATIONS AND WARRANTIES. The Company hereby represents, warrants, acknowledges and agrees as follows:

               (a) Subsidiaries. The Company has no direct or indirect subsidiaries except it is in the process of forming a wholly-owned subsidiary in the United Kingdom.

               (b) Organization and Qualification. The Company is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the State of Delaware, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. The Company is not in violation of any of the provisions of its Certificate of Incorporation or By-Laws.

---------------
2 A "senior foreign political figure" is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government-owned corporation. In addition, a "senior foreign political figure" includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.


3 "Immediate family" of a senior foreign political figure typically includes the figure's parents, siblings, spouse, children and in-laws.


4 A "close associate" of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.



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               (c) Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the Offering. The execution and delivery of this Subscription Agreement by the Company and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of the Company and no further consent or action is required by the Company, other than the Required Approvals (as defined below). This Subscription Agreement, when executed and delivered in accordance with the terms hereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors' rights and remedies generally and general principles of equity.

               (d) No Conflicts. The execution, delivery and performance of this Subscription Agreement by the Company and the consummation by the Company of the Offering do not and will not: (i) conflict with or violate any provision of the Company's Certificate of Incorporation or By-Laws, or (ii) subject to obtaining the Required Approvals (as defined below), conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company debt or otherwise) or other understanding to which the Company is a party or by which any property or asset of the Company is bound or affected, or (iii) result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority as currently in effect to which the Company is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not, individually or in the aggregate (a) adversely affect the legality, validity or enforceability of the Offering, (b) have or result in or be reasonably likely to have or result in a material adverse effect on the results of operations, assets, prospects, business or condition (financial or otherwise) of the Company, taken as a whole, or (c) adversely impair the Company's ability to perform fully on a timely basis its obligations under this Subscription Agreement (any of (a), (b) or (c), a "Material Adverse Effect").

               (e) Filings, Consents and Approvals. The Company is not required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of this Subscription Agreement, other than (i) the filing with the Commission of the Registration Statement, (ii) the filing with the Commission of a Form D pursuant to Regulation D under the Securities Act and (iii) applicable Blue Sky filings (collectively, the "Required Approvals").

               (f) Issuance of the Shares. The Shares are duly authorized and, when issued and paid for in accordance with this Subscription Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all liens. The Shares conform to the description contained in the Memorandum. Assuming the accuracy of the Purchaser's representations and warranties set forth in Section 4, no registration under the Securities Act is required for the offer and sale of the Shares by the Company to the Purchaser as contemplated hereby. The issuance and sale of the Shares hereunder does not contravene the rules and regulations of the trading market for the Common Stock and no shareholder approval is required for the Company to fulfill its obligations pursuant to this Offering.

               (g) Capitalization. The number of shares and type of all authorized, issued and outstanding capital stock of the Company is as set forth in the Memorandum. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the Offering.


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Except as a result of the purchase and sale of the Shares which may be issued in connection with this Offering and, except as described in the Memorandum (including the financial statements thereto), there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or Shares, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which the Company is or may become bound to issue additional shares of Common Stock or rights convertible or exchangeable into shares of Common Stock. Except for certain outstanding options and warrants to purchase shares of Common Stock (which options and warrants are fully described in the Memorandum) and as otherwise described in the Memorandum, the issuance and sale of the Shares will not obligate the Company to issue shares of Common Stock or other Shares to any Person (other than the Purchaser and other purchasers in the Offering) and will not result in a right of any holder of Company equity to adjust the exercise, conversion, exchange or reset price under such Shares.

               (h) Financial Statements. The financial statements of the Company included in the Memorandum have been prepared in accordance with generally accepted accounting principles applied on a consistent basis during the periods involved ("GAAP"), except as may be otherwise specified in such financial statements or the notes thereto, and fairly present in all material respects the financial position of the Company as of and for the dates thereof and the results of operations and cash flows for the periods then ended.

               (i) Material Changes. Except for the proposed Offering or as otherwise described in the Memorandum, since the date of the latest financial statements included in the Memorandum: (i) there has been no event, occurrence or development that has had a Material Adverse Effect, (ii) the Company has not incurred any liabilities (contingent or otherwise) other than (A) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (B) liabilities not required to be reflected in the Company's financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (iii) the Company has not altered its method of accounting or the identity of its auditors, (iv) the Company has not declared or made any dividend or distribution of cash or other property to its stockholders except in the ordinary course of business consistent with prior practice, or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock except consistent with prior practice or pursuant to existing Company stock option or similar plans, and (v) the Company has not issued any equity shares to any officer, director or affiliate, except pursuant to existing Company stock option or similar plans.

               (j) Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or its properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an "Action") which: (i) adversely affects or challenges the legality, validity or enforceability of this Subscription Agreement or the Offering or (ii) would, if there were an unfavorable decision, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect. The Company is not nor has it ever been the subject of any Action involving a claim of violation of or liability under federal or state securities laws. There has not been, and to the knowledge of the Company, there is not pending or contemplated, any investigation by the Commission involving the Company. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Exchange Act or the Securities Act.

               (k) Compliance. Except as disclosed in the Memorandum, the Company is not: (i) in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company received notice of a claim that it is in default under or that it is in violation of, any material indenture, loan or credit agreement or any other material agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), which default or violation would have or result in a Material Adverse Effect, (ii) in violation of any order of any court, arbitrator or governmental body, or (iii) or has not been in violation of any statute, rule or regulation of any governmental authority, except in each case as would not, individually or in the aggregate, have or result in a Material Adverse Effect.

               (l) Regulatory Permits. The Company possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Memorandum, except where the failure to possess such permits would not, individually or in the aggregate, have or reasonably be expected to result in a Material Adverse Effect ("Material Permits"), and the Company has not received any notice of proceedings relating to the revocation or modification of any Material Permit.

               (m) Controls and Procedures. The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

               (n) Disclosure. The disclosure provided to the Purchaser regarding the Company, its business and the transactions contemplated hereby, furnished by or on behalf of the Company, including the Memorandum, does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading. The Company acknowledges and agrees that the Purchaser makes or has made no representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in this Subscription Agreement.

            6. COVENANTS OF THE PURCHASER AND THE COMPANY.

               (a) Transfer Restrictions.

                    (1) The Company acknowledges and agrees that a Purchaser may from time to time pledge pursuant to a bona fide margin agreement with a registered broker-dealer or grant a security interest in some or all of the Shares to a financial institution that is an "accredited investor" as defined in Rule 501(a) under the Securities Act and who agrees to be bound by the provisions of this Agreement and the Registration Rights Agreement and, if required under the terms of such arrangement, such Purchaser may transfer pledged or secured Shares to the pledgees or secured parties. Such a pledge or transfer would not be subject to approval of the Company and no legal opinion of legal counsel of the pledgee, secured party or pledgor shall be required in connection therewith. Further, no notice shall be required of such pledge. At the appropriate Purchaser's expense, the Company will execute and deliver such reasonable documentation as a pledgee or secured party of Shares may reasonably request in connection with a pledge or transfer of the Shares, including, if the Shares are subject to registration pursuant to the Registration Rights Agreement, the preparation and filing of any required prospectus supplement under Rule 424(b)(3) under the Securities Act or other applicable provision of the

            Securities Act to appropriately amend the list of selling stockholders thereunder.

                    (2) Certificates evidencing Shares shall not contain any
            legend (including the legend set forth in Section 6(a)(1)): (i) following the resale of such Shares pursuant to an effective registration statement under the Securities Act (including the Registration Statement) covering the resale of such Shares, or (ii) following any resale of such Shares pursuant to Rule 144, or (iii) if such Shares are eligible for resale under Rule 144(k), or (iv) if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the Staff of the Commission). Promptly following the Effective Date, the Company shall cause its counsel to issue a legal opinion to the Company's transfer agent to the effect that (A) resale of the Shares has been registered under the Securities Act and (B) the Shares may be transferred pursuant to such registration statement and certificates representing such transferred shares should not contain a legend restricting future transfer (although residual certificates issued to such holder of Shares shall contain a restrictive legend). The Company agrees that following the time when a legend is no longer required under this
            Section 6(a)(2), it will, no later than three (3) Trading Days following the delivery by a Purchaser to the Company or the Company's transfer agent of a certificate representing Shares issued with a restrictive legend (such date, the "Legend Removal Date"), deliver or cause to be delivered to such Purchaser, or such Purchaser's transferee, a certificate representing such Shares that is free from all restrictive and other legends. The Company may not make any notation on its records or give instructions to any transfer agent of the Company that enlarge the restrictions on transfer set forth in this Section. Notwithstanding anything to the contrary contained herein, the Company shall not be required to effect a removal of a restrictive legend to the extent such legend is required under applicable requirements of the Securities Act, including any rule of the Commission promulgated thereunder, and judicial interpretations thereof.

                    (3) In addition to such Purchaser's other available remedies with respect to claims under this Section 6(a), the Company shall pay to a Purchaser, in cash, as partial liquidated damages and not as a penalty, for each $1,000 of Shares (based on the VWAP on the date such Shares are submitted to the Company's transfer agent) delivered for removal of the restrictive legend and subject to this
            Section 6(a), $10 per Trading Day (increasing to $20 per Trading Day five (5) Trading Days after such damages have begun to accrue) for each Trading Day after the Legend Removal Date until such certificate is delivered. Nothing herein shall limit such Purchaser's right to pursue actual damages for the Company's failure to deliver certificates representing any Shares as required by the Transaction Documents, and such Purchaser shall have the right to pursue all remedies available to it at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief.

                    (4) Each Purchaser, severally and not jointly with the other
            Purchasers, agrees that the removal of the restrictive legend from certificates representing Shares as set forth in this Section 6(a) is predicated upon the Company's reliance that the Purchaser will sell any Shares pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.

               (b) Furnishing of Information. As long as any Purchaser owns Shares, if the Company is not required to file reports pursuant to the Exchange Act, it will prepare and furnish to each Purchaser and make publicly available in accordance with Rule 144(c) such information as is required for each Purchaser to sell the Shares under Rule 144. The Company further covenants that it will take such further action as any holder of Shares may reasonably request, all to the extent required from time to time to enable such Person to sell such Shares without registration under the Securities Act within the limitation of the exemptions provided by Rule 144.

               (c) Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Shares in a manner that would require the registration under the Securities Act of the sale of the Shares to the Purchasers or that would be integrated with the offer or sale of the Shares for purposes of the rules and regulations of any Trading Market such that it would require shareholder approval prior to the closing of such other transaction unless shareholder approval is obtained before the closing of such subsequent transaction.

               (d) Shareholders Rights Plan. No claim will be made or enforced by the Company or, to the knowledge of the Company, any other Person that any Purchaser is an "Acquiring Person" under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by the Company, or that any Purchaser could be deemed to trigger the provisions of any such plan or arrangement, by virtue of receiving Shares under the Transaction Documents or under any other agreement between the Company and the Purchasers. The Company shall conduct its business in a manner so that it will not become subject to registration under the Investment Company Act.

               (e) Non-Public Information. The Company covenants and agrees that following the Effective Date neither it nor any other Person acting on its behalf will provide any Purchaser or its agents or counsel with any information that the Company believes constitutes material non-public information, unless prior thereto such Purchaser shall have executed a written agreement regarding the confidentiality and use of such information. The Company understands and confirms that each Purchaser shall be relying on the foregoing representations in effecting transactions in securities of the Company.

               (f) Disclosure; Publicity. No Purchaser shall issue any such press release or otherwise make any such public statement with respect to the transactions contemplated hereby without the prior consent of the Company, which consent shall not unreasonably be withheld, except if such disclosure is required by law, in which case the Purchaser shall promptly provide the Company with prior notice of such public statement or communication. The Company shall not publicly disclose the name of any Purchaser, or include the name of any Purchaser in any filing with the Commission or any regulatory agency or Trading Market, without the prior written consent of such Purchaser, except (i) as required by federal securities law in connection with the registration statement contemplated by the Registration Rights Agreement and (ii) to the extent such disclosure is required by law or Trading Market regulations, in which case the Company shall provide the Purchasers with prior notice of such disclosure permitted under subclause (i) or (ii).

               (g) Consent to Merger; Waiver of Appraisal Rights. As described in the Memorandum, the closing of the Offering, which is conditioned upon the Merger, will occur immediately prior to the effective time of the Merger. As a result, each Purchaser will be a stockholder of the Company for a moment prior to the completion of the Merger. Stockholders of the Company, as of the record date for voting on the Merger, are entitled to vote on the Merger and, for stockholders not voting in favor of the Merger, in accordance with Section 262 of the Delaware General Corporation Law, the Company's stockholders, including the Purchasers of the Shares, are entitled to an appraisal of their shares. A copy of Section 262 is attached hereto as Attachment I. By purchasing the Shares hereunder and to the extent each Purchaser has the right to vote on the Merger, each Purchaser hereby (1) approves and adopts the Merger, as described in the

Memorandum, and authorizes the officers of the Company to execute and deliver such agreements, instruments and documents, for and in the name and on behalf of the Company, as such officer or officers may deem necessary, advisable or appropriate in order to effectuate the Merger, and (2) waives all rights under
Section 262 of the DGCL to seek an appraisal of the Purchaser's Shares acquired hereunder.

               (h) Indemnification of Purchasers. Subject to the provisions of this Section 6(h), the Company will indemnify and hold the Purchasers and their directors, officers, shareholders, partners, employees and agents (each, a "Purchaser Party") harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys' fees and costs of investigation that any such Purchaser Party may suffer or incur as a result of or relating to (i) any breach of any of the representations, warranties, covenants or agreements made by the Company in this Agreement or in the other Transaction Documents or (ii) any action instituted against a Purchaser, or any of them or their respective Affiliates, by any stockholder of the Company who is not an Affiliate of such Purchaser, with respect to any of the transactions contemplated by the Transaction Documents (unless such action is based upon a breach of such Purchaser's representation, warranties or covenants under the Transaction Documents or any agreements or understandings such Purchaser may have with any such stockholder or any violations by the Purchaser of state or federal securities laws). If any action shall be brought against any Purchaser Party in respect of which indemnity may be sought pursuant to this Agreement, such Purchaser Party shall promptly notify the Company in writing, and the Company shall have the right to assume the defense thereof with counsel of its own choosing. Any Purchaser Party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such Purchaser Party except to the extent that (A) the employment thereof has been specifically authorized by the Company in writing, (B) the Company has failed after a reasonable period of time to assume such defense and to employ counsel or (C) in such action there is, in the reasonable opinion of such separate counsel, a material conflict on any material issue between the position of the Company and the position of such Purchaser Party. The Company will not be liable to any Purchaser Party under this Agreement (I) for any settlement by a Purchaser Party effected without the Company's prior written consent, which shall not be unreasonably withheld, conditioned or delayed; or (II) to the extent, but only to the extent that a loss, claim, damage or liability is attributable to any Purchaser Party's breach of any of the representations, warranties, covenants or agreements made by the Purchasers in this Agreement or in the other Transaction Documents.

               (i) Equal Treatment of Purchasers. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration is also offered to all of the parties to the Transaction Documents. For clarification purposes, this provision constitutes a separate right granted to each Purchaser by the Company and negotiated separately by each Purchaser, and is intended to treat the Purchasers as a class and shall not in any way be construed as the Purchasers acting in concert or as a group with respect to the purchase, disposition or voting of Shares or otherwise.

               (j) Future Financings. From the date hereof until 15 days after the Effective Date, other than as contemplated by this Agreement, neither the Company nor any Subsidiary (with respect to Common Stock Equivalents) shall issue or sell any Common Stock or Common Stock Equivalents entitling any Person to acquire shares of Common Stock except for (i) an Exempt Issuance or (ii) if the consent of two-thirds of the holders of Registrable Securities (as defined in the Registration Rights Agreement) is obtained. Notwithstanding anything herein to the contrary, the 15 day period set forth in this Section 6(j) shall be extended for the number of Trading Days during such period in which, following the Effective Date, the Registration Statement is not effective or the prospectus included in the Registration Statement may not be used by each Purchaser for the resale of the Shares. In addition to the limitations set forth herein, from the date hereof until sixty (60) days following the Effective Date, the Company shall be prohibited from effecting or entering into a "Variable Rate Transaction" (as defined below). The term "Variable Rate Transaction" shall mean a transaction in which the Company issues or sells any debt or equity securities that are convertible into, exchangeable or exercisable for, or include the right to receive additional shares of Common Stock either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Common Stock at any time after the initial issuance of such debt or equity securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such debt or equity security or upon the occurrence of specified or contingent events directly or indirectly related to the business of the Company or the market for the Common Stock.

               (k) Participation in Future Financing.

                    (1) From the date hereof until the one year anniversary of the Closing Date, upon any non-public cash financing by the Company or the parent corporation surviving the Merger ("MergerCo") of Common Stock or any securities of the Company or MergerCo that would entitle the holder thereof to acquire at any time Common Stock of the Company or MergerCo (a "Subsequent Financing"), the Purchasers, as a group, shall have the right to participate in up to thirty-three and one-third (33-1/3%) percent of the Subsequent Financing (the "Participation Maximum"). Each Purchaser while it remains a holder of Shares purchased in the Offering may participate in a Subsequent Financing to the extent of the product of (A) a fraction, the numerator of which is its Subscription Amount and the denominator of which is the aggregate Subscription Amount in the Offering, multiplied by (B) the Participation Maximum (the "Purchaser's Participation").


                    (2) At least five (5) Business Days prior to the closing of a Subsequent Financing, the Company shall deliver to each eligible Purchaser a written notice of its intention to effect a Subsequent Financing ("Pre-Notice"). The Pre-Notice shall ask such Purchaser if it wants to review the details of such financing (such additional notice, a "Subsequent Financing Notice"). Upon the request of a Purchaser, and only upon a request by such Purchaser for a Subsequent Financing Notice, the Company shall promptly, but no later than one (1) Business Day after such request, deliver a Subsequent Financing Notice to such Purchaser. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder, the person(s) with whom such Subsequent Financing is proposed to be effected, the Purchaser's Participation, and attached to which shall be a term sheet or similar document relating thereto. In the event the Company receives responses to Subsequent Financing Notices from Purchasers seeking to purchase more than their respective Purchaser's Participations (such persons, the "Oversubcribing Purchasers") and one or more other Purchasers do not subscribe or subscribe for less than all of their Purchaser's Participations, the Oversubcribing Purchasers shall have the right to purchase their Pro Rata Portion (as defined below) of the amount of the Participation Maximum not subscribed for by the other Purchasers. "Pro Rata Portion" is the ratio of (x) the Subscription Amount of a Oversubscribing Purchaser and (y) the aggregate Subscription Amount of all Oversubscribing Purchasers. If by 5:30 p.m. (New York City time) on the 5th Business Day after all of the Purchasers have received the Pre-Notice notifications by the Purchasers of their willingness to participate in the Subsequent Financing is, in the aggregate (after taking in consideration amounts to be purchased by Oversubscribing Purchasers), less than the total amount of the Participation Maximum, then the Company may effect the remaining portion of the Participation Amount on the terms and to the persons set forth in the Subsequent Financing Notice. If the Company receives no notice from a Purchaser as of such 5th Business Day, such Purchaser shall be deemed to have notified the Company that it does not elect to participate in the Subsequent Financing. The Company must provide the Purchasers with a second Subsequent Financing Notice, and the Purchasers will again have the right of participation set forth above in this Subsection
            (k), if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 15 Business Days after the date of the initial Subsequent Financing Notice.

                    (3) Notwithstanding the foregoing, this Subsection (k) shall not apply in respect of any of the following: (i) shares of Common Stock or options granted or sold to employees, officers or directors of the Company or MergerCo pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (ii) securities issued upon the exercise of or conversion of any securities issued and outstanding on the date of this Agreement or issuable in connection with the Offering provided that such securities have not been amended since the date of this Agreement to increase the number of such securities (other than by reason of the anti-dilution provisions therein existing on the date of this Agreement), (iii) securities issued pursuant to acquisitions or strategic transactions, provided any such issuance shall only be to a person which is, itself or through its subsidiaries, an operating company in a business synergistic with the business of the Company or MergerCo and in which the Company or MergerCo receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company or MergerCo is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities or (iv) issuance of securities in a placement, or series of related placements, for gross proceeds of less than $100,000.

            7. DEFINITIONS. In addition to the terms defined elsewhere in this
Agreement: (i) capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Memorandum (as defined herein), and (ii) the following terms have the meanings indicated in this Section 7:

               (a) "Affiliate" means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Securities Act. With respect to a Purchaser, any investment fund or managed account that is managed on a discretionary basis by the same investment manager as such Purchaser will be deemed to be an Affiliate of such Purchaser.

               (b) "Business Day" means any day except Saturday, Sunday and any day which shall be a Federal holiday or a day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

               (c) "Closing Date" means the Trading Day when all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) each Purchaser's obligations to pay the Subscription Amount have been satisfied or waived (ii) and the Company's obligations to deliver the Shares have been satisfied or waived.

               (d) "Commission" means the Securities and Exchange Commission.

               (e) "Common Stock" means the common stock of the Company, par value $0.001 per share, and any securities into which such common stock shall hereinafter been reclassified into.

               (f) "Common Stock Equivalents" means any securities of the Company or any Subsidiary which would entitle the holder thereof to acquire at any time Common Stock, including without limitation, any debt, preferred stock, rights, options, warrants or other instrument that is at any time convertible into or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock.

               (g) "Company Counsel" shall mean Thelen Reid & Priest LLP.

               (h) "Effective Date" means the date that the Registration Statement is first declared effective by the Commission.

               (i) "Exempt Issuance" means the issuance of (a) shares of Common Stock or options to employees, officers or directors of the Company pursuant to any stock or option plan duly adopted by a majority of the non-employee members of the Board of Directors of the Company or a majority of the members of a committee of non-employee directors established for such purpose, (b) securities upon the exercise of or conversion of any securities issued hereunder, convertible securities, options or warrants issued and outstanding on the date of this Agreement, provided that such securities have not been amended since the date of this Agreement to increase the number of such securities, (c) securities issued pursuant to acquisitions or strategic transactions, provided, any such issuance shall only be to a Person which is, itself or through its subsidiaries, either (i) an operating or development stage company in a business synergistic with the business of the Company and in which the Company receives benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities (unless such entity receives such securities merely as a result of its status as a security holder of a Person with which the Company has entered into such acquisition or strategic transaction), or (ii) an educational, research or similar institution or other organization from which the Company acquires the rights to develop or commercialize, by license or otherwise, pharmaceutical or biotechnology products.

               (j) "Per Share Purchase Price" means $3.00 per share of Common Stock.

               (k) "Person" means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

               (l) "Proceeding" means an action, claim, suit, investigation or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened.

               (m) "Registration Rights Agreement" means the Registration Rights Agreement, dated the date hereof, among the Company and each Purchaser, in the form of Exhibit B attached to the Memorandum.

               (n) "Subscription Amount" shall mean, as to each Purchaser, the amount to be paid for the Common Stock purchased hereunder as specified below such Purchaser's name on the signature page of this Agreement, in United States Dollars.

               (o) "Trading Market" means the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the American Stock Exchange, the New York Stock Exchange, the Nasdaq National Market, the Nasdaq SmallCap Market or the OTC Bulletin Board.

               (p) "Transaction Documents" means this Agreement, the Memorandum, the Escrow Agreement, the Registration Rights Agreement and any other documents or agreements executed in connection with the transactions contemplated hereunder.

               (q) "VWAP" means the volume weighted average selling price of the Common Stock during the 20 trading days immediately preceding a reference date.

            8. IRREVOCABILITY; BINDING EFFECT. The Purchaser hereby acknowledges and agrees that the subscription hereunder is irrevocable by the Purchaser, except as described in the Memorandum or as required by applicable law, and that this Subscription Agreement shall survive the death or disability of the Purchaser and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and permitted assigns. If the Purchaser is more than one person, the obligations of the Purchaser hereunder shall be joint and several and the covenants, agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such person and such person's heirs, executors, administrators, successors, legal representatives and permitted assigns.

            9. MODIFICATION. This Subscription Agreement shall not be modified or waived except by an instrument in writing signed by the party against whom any such modification or waiver is sought.

            10. NOTICES. Any notice or other communication required or permitted to be given hereunder shall be in writing and shall be mailed by certified mail, return receipt requested, sent by nationwide overnight courier or delivered against receipt to the party to whom it is to be given (a) if to Company, at the address set forth above, or (b) if to the Purchaser, at the address set forth on the signature page hereof (or, in either case, to such other address as the party shall have furnished in writing in accordance with the provisions of this Section). Any notice or other communication given by certified mail shall be deemed given at the time that it is signed for by the recipient except for a notice changing a party's address which shall be deemed given at the time of receipt thereof. Any notice or other communication given by nationwide overnight courier shall be deemed given the next business day following being deposited with such courier.

            11. ASSIGNABILITY. This Subscription Agreement and the rights, interests and obligations hereunder are not transferable or assignable by the Purchaser and the transfer or assignment of the Shares shall be made only in accordance with all applicable laws.

            12. APPLICABLE LAW. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. The parties hereby waive all rights to a trial by jury. If either party shall commence an action or proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys' fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.

            13. BLUE SKY QUALIFICATION. The purchase of Shares under this Subscription Agreement is expressly conditioned upon the exemption from qualification of the offer and sale of the Shares from applicable Federal and state securities laws. The Company shall not be required to qualify this transaction under the securities laws of any jurisdiction and, should qualification be necessary, the Company shall be released from any and all obligations to maintain its offer, and may rescind any sale contracted, in such jurisdiction.

            14. USE OF PRONOUNS. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or persons referred to may require.

            15. MISCELLANEOUS.

               (a) This Agreement and its exhibits and schedules constitutes the entire agreement between the Purchaser and the Company with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings, if any, relating to the subject matter hereof. The terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by a written document executed by the party entitled to the benefits of such terms or provisions. THE PARTIES ACKNOWLEDGE THAT THE PROVISIONS OF THE REGISTRATION RIGHTS AGREEMENT PROVIDED WITH THE MEMORANDUM ARE INCORPORATED BY REFERENCE AND MADE A PART HEREOF.

               (b) The Purchaser's and Company's covenants, agreements, representations and warranties made in this Agreement and the Memorandum shall survive the execution and delivery hereof and delivery of the Shares.

               (c) Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraisers or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

               (d) This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

               (e) Each provision of this Subscription Agreement shall be considered separable and, if for any reason any provision or provisions hereof are determined to be invalid or contrary to applicable law, such invalidity or illegality shall not impair the operation of or affect the remaining portions of this Subscription Agreement.

               (f) Section titles are for descriptive purposes only and shall not control or alter the meaning of this Subscription Agreement as set forth in the text.

               (g) The undersigned understands and acknowledges that there may be multiple Closings for the Offering and that the purchase price per Share (as defined in the Memorandum) will be determined in accordance with Section 1 of this Agreement.

                        ACCREDITED INVESTOR CERTIFICATION


                                NAME OF INVESTOR:

                    INITIAL OR CHECK THE APPROPRIATE ITEM(S)

THE UNDERSIGNED FURTHER REPRESENTS AND WARRANTS AS INDICATED BELOW BY THE UNDERSIGNED'S INITIALS:

                                                          5
A.-------Individual investors: (Please initial one or more of the following statements)

1.-------I certify that I am an accredited investor because I have had individual income (exclusive of any income earned by my spouse) of more than $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year.

2.-------I certify that I am an accredited investor because I have had joint income with my spouse in excess of $300,000 in each of the most recent two years and reasonably expect to have joint income with my spouse in excess of $300,000 for the current year.

3.-------I certify that I am an accredited investor because I have an individual net worth, or my spouse and I have a joint net worth, in excess of $1,000,000.

4.-------I am a director or executive officer of Innovative Drug Delivery
         Systems, Inc.

5.-------I have individual net worth or my spouse and I have joint net worth of over $ 5,000,000.

B.-------Partnerships, corporations, trusts or other entities: (Please initial one of the following seven statements). The undersigned hereby certifies that it is an accredited investor because it is:

1.-------an employee benefit plan whose total assets exceed $5,000,000;

2.-------an employee benefit plan whose investments decisions are made by a plan fiduciary which is either a bank, savings and loan association or an insurance company (as defined in Section 3(a) of the Securities Act) or an investment adviser registered as such under the Investment Advisers Act of 1940;

3.-------a self-directed employee benefit plan, including an Individual
         Retirement Account, with investment decisions made solely by persons that are accredited investors;

4.-------an organization described in Section 501(c)(3) of the Internal Revenue
         Code of 1986, as amended, not formed for the specific purpose of acquiring the Shares, with total assets in excess of $5,000,000;

5.-------a corporation, partnership, limited liability company, limited liability partnership, other entity or similar business trust, not formed for the specific purpose of acquiring the Shares, with total assets excess of $5,000,000;

6.-------a trust, not formed for the specific purpose of acquiring the Shares, with total assets exceed $5,000,000, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the Shares; or

7.-------an entity (including a revocable grantor trust but other than a conventional trust) in which each of the equity owners qualifies as an accredited investor.

                     Innovative Drug Delivery Systems, Inc.
                                SIGNATURE PAGE TO
                             SUBSCRIPTION AGREEMENT

         EXECUTION OF THIS MEMORANDUM BY ANY PURCHASER SHALL ALSO BE DEEMED TO CONSTITUTE EXECUTION BY SUCH PURCHASER OF THE REGISTRATION RIGHTS AGREEMENT ANNEXED TO THE MEMORANDUM.

(NOTE:  to be completed by subscriber):

Subscriber hereby elects to subscribe under the Subscription Agreement for a total of $---------- of Shares

Date: ---------------, 2004.

If the purchaser is an INDIVIDUAL, or if the purchasers are INDIVIDUALS who have purchased as JOINT TENANTS, as JOINT TENANTS with RIGHT OF SURVIVORSHIP, as TENANTS IN COMMON, or as COMMUNITY PROPERTY:


---------------------------               ---------------------------
Print Names(s)                            Social Security Number(s)

---------------------------               ---------------------------
Signature(s) of Investor(s)               Joint Signature

                                          ---------------------------
                                          Date
--------------------------
Address

If the purchaser is a PARTNERSHIP, CORPORATION, TRUST, LIMITED LIABILITY COMPANY or LIMITED LIABILITY PARTNERSHIP:


---------------------------               ---------------------------
Name of Partnership, Corporation,         Federal Taxpayer
Trust, Limited Liability Company          Identification Number
or Limited Liability Partnership

Address:


By:---------------------------            ---------------------------

Name: ------------------------            State of Organization

Title:------------------------


                         Company Signature Page Follows

            THE FOREGOING SUBSCRIPTION IS ACCEPTED AND AGREED TO this ----- day of --------- 2004 with respect to ------------- Shares.


INNOVATIVE DRUG DELIVERY SYSTEMS, INC.


By:----------------------------------------------
Name: Fred H. Mermelstein, Ph.D.
Title: President and CEO



                Company Signature Page to Subscription Agreement

                                                                    ATTACHMENT I
                                                                    ------------

                        DELAWARE GENERAL CORPORATION LAW
                                   SECTION 262

APPRAISAL RIGHTS
The following is the complete text of Section 262 of the Delaware General Corporation Law:

SS. 262. APPRAISAL RIGHTS.

        (a) Any stockholder of a corporation of this State who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant to ss. 228 of this title shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section. As used in this section, the word "stockholder" means a holder of record of stock in a stock corporation and also a member of record of a nonstock corporation; the words "stock" and "share" mean and include what is ordinarily meant by those words and also membership or membership interest of a member of a nonstock corporation; and the words "depository receipt" mean a receipt or other instrument issued by a depository representing an interest in one or more shares, or fractions thereof, solely of stock of a corporation, which stock is deposited with the depository.

        (b) Appraisal rights shall be available for the shares of any class or series of stock of a constituent corporation in a merger or consolidation to be effected pursuant to ss. 251 (other than a merger effected pursuant to ss. 251(g) of this title), ss. 252, ss. 254, ss. 257, ss. 258, ss. 263 or ss. 264 of
this title:

            (1) Provided, however, that no appraisal rights under this section shall be available for the shares of any class or series of stock, which stock, or depository receipts in respect thereof, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting of stockholders to act upon the agreement of merger or consolidation, were either
(i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or (ii) held of record by more than 2,000 holders; and further provided that no appraisal rights shall be available for any shares of stock of the constituent corporation surviving a merger if the merger did not require for its approval the vote of the stockholders of the surviving corporation as provided in subsection (f) of ss. 251 of this title.

            (2) Notwithstanding paragraph (1) of this subsection, appraisal rights under this section shall be available for the shares of any class or series of stock of a constituent corporation if the holders thereof are required by the terms of an agreement of merger or consolidation pursuant to ss.ss. 251, 252, 254, 257, 258, 263 and 264 of this title to accept for such stock anything except:

            a. Shares of stock of the corporation surviving or resulting from such merger or consolidation, or depository receipts in respect thereof;

            b. Shares of stock of any other corporation, or depository receipts in respect thereof, which shares of stock (or depository receipts in respect thereof) or depository receipts at the effective date of the merger or consolidation will be either listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2,000 holders;

            c. Cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a. and b. of this paragraph; or

            d. Any combination of the shares of stock, depository receipts and cash in lieu of fractional shares or fractional depository receipts described in the foregoing subparagraphs a., b. and c. of this paragraph.

            (3) In the event all of the stock of a subsidiary Delaware corporation party to a merger effected under ss. 253 of this title is not owned by the parent corporation immediately prior to the merger, appraisal rights shall be available for the shares of the subsidiary Delaware corporation.

        (c) Any corporation may provide in its certificate of incorporation that appraisal rights under this section shall be available for the shares of any class or series of its stock as a result of an amendment to its certificate of incorporation, any merger or consolidation in which the corporation is a constituent corporation or the sale of all or substantially all of the assets of the corporation. If the certificate of incorporation contains such a provision, the procedures of this section, including those set forth in subsections (d) and
(e) of this section, shall apply as nearly as is practicable.

        (d) Appraisal rights shall be perfected as follows:

            (1) If a proposed merger or consolidation for which appraisal rights are provided under this section is to be submitted for approval at a meeting of stockholders, the corporation, not less than 20 days prior to the meeting, shall notify each of its stockholders who was such on the record date for such meeting with respect to shares for which appraisal rights are available pursuant to subsection (b) or (c) hereof that appraisal rights are available for any or all of the shares of the constituent corporations, and shall include in such notice a copy of this section. Each stockholder electing to demand the appraisal of such stockholder's shares shall deliver to the corporation, before the taking of the vote on the merger or consolidation, a written demand for appraisal of such stockholder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such stockholder's shares. A proxy or vote against the merger or consolidation shall not constitute such a demand. A stockholder electing to take such action must do so by a separate written demand as herein provided. Within 10 days after the effective date of such merger or consolidation, the surviving or resulting corporation shall notify each stockholder of each constituent corporation who has complied with this subsection and has not voted in favor of or consented to the merger or consolidation of the date that the merger or consolidation has become effective; or

            (2) If the merger or consolidation was approved pursuant to ss. 228 or ss. 253 of this title, then either a constituent corporation before the effective date of the merger or consolidation or the surviving or resulting corporation within 10 days thereafter shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

        (e) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with subsections (a) and (d) hereof and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

        (f) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Register in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Register in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The forms of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

        (g) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Register in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

        (h) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Register in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

        (i) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

        (j) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

        (k) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights as provided in subsection (d) of this section shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

        (l) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation.